EXHIBIT 23.2

                                     CONSENT

                                       OF

                           PRICEWATERHOUSECOOPERS LLP







                                     II-10

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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 20, 2001 relating to the financial statements of Lillian Vernon Corporation, which appears in Lillian Vernon Corporation's Annual Report on Form 10-K for the year ended February 24, 2001.

PricewaterhouseCoopers LLP


New York, New York

December 19, 2001